December 11, 2020
ZAGG Inc to be Acquired by Buyer Group Led by Evercel, Inc.
SALT LAKE CITY, December 11, 2020 (GLOBE NEWSWIRE) – ZAGG Inc (Nasdaq: ZAGG) (“we,” “us,” “our,” “ZAGG,” or the “Company”), a leading global mobile lifestyle company, and a buyer group (the “Buyer Group”) led by Evercel, Inc. (“Evercel”), today announced that they have entered into a definitive agreement pursuant to which the Buyer Group will acquire all of the issued and outstanding common stock of the Company for up to $4.45 per share in cash. Stockholders will receive $4.20 per share in cash upon closing and will be entitled to receive an additional contingent amount of up to $0.25 per share, to be paid if the Company’s Paycheck Protection Program Loan (the “PPP Loan”) is forgiven and any audit related thereto is satisfactorily completed. The transaction is expected to close in the first quarter of 2021. The terms of the agreement, which has been unanimously approved by the Company’s Board of Directors, will be submitted for approval of the Company’s stockholders.
Chris Ahern, Chief Executive Officer, commented, “We are pleased with the value this transaction delivers to our stockholders and believe this is a positive development for all of our stakeholders. We look forward to continuing to serve our customers through exceptional products and continued industry-leading innovation. We are optimistic about our continued growth and the support that will be provided by Evercel.”
“We admire the ZAGG business and its portfolio of leading mobile lifestyle brands,” said Daniel Allen, CEO of Evercel. “We are excited to begin a long and successful partnership with the ZAGG team.”
Terms of the Agreement
Under the terms of the agreement, the Company will file a proxy statement, which shall include the recommendation of the Company’s Board of Directors that the Company’s stockholders approve the agreement and authorize the transactions contemplated thereby. Closing of the transaction is conditioned upon stockholder approval, clearance under the Hart-Scott-Rodino (“HSR”) Antitrust Improvements and other customary closing requirements.
Upon consummation of the merger, $4.20 per share will be immediately paid out to ZAGG stockholders. If the Company’s loan forgiveness application is granted, other U.S. Small Business Administration conditions are met, and any related audit is satisfactorily completed, former stockholders will receive an additional payment of up to $0.25 per share based on the amount of the PPP Loan that is forgiven.
BofA Securities is acting as financial advisor to ZAGG and Latham & Watkins LLP is acting as its legal counsel. Grant Thornton LLP, Lincoln International LLC, and Oppenheimer & Co. Inc. are acting as financial advisors to Evercel and Morgan, Lewis & Bockius LLP is acting as its legal counsel.
Additional Information and Where to Find It
In connection with the proposed transaction, the Company plans to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

Participants in the Solicitation
The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such transaction when it is filed with the SEC. You may obtain information about the Company’s executive officers and directors in the Company’s definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 28, 2020. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website (www.zagg.com).
Cautionary Note Regarding Forward-Looking Statements
This press release contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will,” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our outlook for the Company, the duration of salary reductions, workforce reductions and other cost-cutting measures as a result of the COVID-19 pandemic, and the impact of additional borrowings and statements that estimate or project future results of operations or the performance of the Company.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others, the following:
a.the risk that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise;
b.the failure to obtain stockholder approval;
c.the risk that the transaction does not close when anticipated, or at all, including the risk that the requisite regulatory approvals may not be obtained;
d.matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction;
e.there may be a material adverse change of ZAGG, or its business may suffer as a result of uncertainty surrounding the transaction;
f.the transaction may involve unexpected costs, liabilities, or delays;
g.the adverse impact of competitive product announcements;
h.revenues and operating performance;
i.changes in overall economic conditions and markets, including the current credit markets;
j.the impacts of certain environmental and health risks, including the recent COVID-19 pandemic and its potential impact on the Company’s operations, sourcing from China, and future demand for the Company’s products for an uncertain duration of time;
k.the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers;
l.building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products;
m.the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple®, Samsung®, and Google®;
n.changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google;
o.the ability to successfully integrate new operations or acquisitions; the impacts of inconsistent quality or reliability of new product offerings;
p.the impacts of lower profit margins in certain new and existing product categories, including certain mophie products;
q.the impacts of changes in economic conditions, including on customer demand;
r.managing inventory in light of constantly shifting consumer demand;
s.the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the Company from cyber-attacks, terrorist incidents or the threat of terrorist incidents;
t.changes in U.S. and international trade policy and tariffs, including the effect of increases in U.S.-China tariffs on selected materials used in the manufacture of products sold by the Company which are sourced from China;
u.adoption of or changes in accounting policies, principles, or estimates; and

v.changes in the law, economic and financial conditions, including the effect of enactment of U.S. tax reform or other tax law changes.
Any forward-looking statement made by us in this press release speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - “Risk Factors” in the Form 10-K and Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this press release are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

About ZAGG Inc
ZAGG Inc (NASDAQ: ZAGG) is a global leader in accessories and technologies that empower mobile lifestyles. The Company has an award-winning product portfolio that includes screen protection, mobile keyboards, power management solutions, social tech, and personal audio sold under the ZAGG®, mophie®, InvisibleShield®, IFROGZ®, Gear4®, and HALO® brands. ZAGG has operations in the United States, Ireland, and China. ZAGG products are available worldwide, and can be found at leading retailers including Best Buy, Verizon, AT&T, T-Mobile, Walmart, Target, and Amazon.com. For more information, please visit the Company's website at www.ZAGG.com and follow us on Facebook, Twitter, and Instagram.
About Evercel, Inc.
Evercel, Inc. (OTCMKTS: EVRC) is a holding company that acquires and manages high potential businesses which have been limited by their capital structure.

CONTACT:
Investor Relations:
ICR Inc.
Brendon Frey
203-682-8216
brendon.frey@icrinc.com

Company:
ZAGG Inc
Jeff DuBois
801-506-7336
jeff.dubois@ZAGG.com